Other Long-term Liabilities	12 Months Ended
Dec. 31, 2019
Other Long-term Liabilities [Abstract]
OTHER LONG-TERM LIABILITIES

23. OTHER LONG-TERM LIABILITIES

As at December 31,	2019	2018
Deferred revenue(b)	$374,642	$400,725
Accrued benefit liabilities (Note 30)	32,074	32,235
Uncertain tax positions	175	175
Decommissioning liabilities(a)	2,104	2,043
Lease liabilities(c)	26,716	340
Other long-term liabilities	$435,711	$435,518

(a)      The current and long-term decommissioning liabilities on property and equipment were $2.9 million (December 31, 2018 — $3.1 million). The decommissioning liabilities are for the restoration of leased buildings and teleports. During the year ended December 31, 2019, $0.1 million was recorded as interest expense (December 31, 2018 — $0.1 million) with $0.2 million decommissioning liabilities derecognized (December 31, 2018 — $0.1 million). It is expected that the decommissioning liabilities will mature between 2020 and 2062.

(b)      Remaining performance obligations, which the Company also refers to as contract revenue backlog (“backlog”), represents the expected future revenue under existing customer contracts, includes both cancellable and non-cancellable contracts, and any deferred revenue that will be recognized in the future in respect to cash already received. The Company does not include revenue beyond the stated expiration of the contract regardless of potential for renewal.

          The Company expects the backlog as at December 31, 2019 to be recognized as follows (in millions of Canadian dollars):

2020	2021	2022	2023	2024	Thereafter	Total
$706.3	$599.4	$470.7	$408.0	$303.7	$790.7	$3,278.8

(c)      The expected undiscounted contractual cash flows of the lease liabilities as at December 31, 2019 were as follows:

2020	2021	2022	2023	2024	Thereafter
$3,124	$2,838	$2,580	$2,519	$2,485	$28,963

          The undiscounted contractual cash flows included $13.8 million of interest payments.